UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2017

MFA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13991	13-3974868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)
or organization)

350 Park Avenue, 20th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 207-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

The information set forth in this Form 8-K updates the information contained in the Form 8-K filed by MFA Financial, Inc. (the “Company”) on December 22, 2016.

On February 28, 2017, the Company sent a notice (the “February 28th Notice”) to participants providing them with updated information regarding the status of the transition to a new record keeper for the MFA Financial, Inc. 401(k) Savings Plan (the “Plan”).  Such notice updated the notice sent by the Company to participants on December 22, 2016 (the “December 22nd Notice”).  As stated in the February 28th Notice, the Company now expects the period during which Plan participants and beneficiaries will be unable to direct or diversify the investments in their Plan accounts (including shares of the Company’s common stock or other Company securities) or obtain a loan or distribution from the Plan (the “Blackout Period”), which began January 26, 2017, to end on or before March 15, 2017 (rather than on or before March 1, 2017, as was indicated in the December 22nd Notice).

On February 28, 2017, the Company sent an updated notice of Blackout Period (the “Updated D&O Blackout Period Notice”) to the members of its board of directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR adopted under the Securities Exchange Act of 1934, informing them that they would be prohibited during the Blackout Period (which, as indicated above, is now expected to end on or before March 15, 2017) from purchasing or selling shares of the Company’s common stock (including derivative securities pertaining to such shares) that they acquire or have previously acquired in connection with their service or employment as a director or executive officer of the Company.  This Blackout Period is in addition to other blackout periods that may be imposed by the Company.

A copy of the Updated D&O Blackout Period Notice is attached as Exhibit 99.1 and is incorporated by reference.  During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period and other information regarding the Blackout Period by contacting the Investor Relations department of the Company by telephone at 212-207-6488, or in writing, at 350 Park Avenue, 20th Floor, New York, New York 10022.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

99.1	Notice, dated February 28, 2017, to Directors and Executive Officers of MFA Financial, Inc., regarding extension of Blackout Period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.
(REGISTRANT)

By:	/s/ Harold E. Schwartz
Name: Harold E. Schwartz
Title: Senior Vice President and General Counsel

Date:  February 28, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice, dated February 28, 2017, to Directors and Executive Officers of MFA Financial, Inc., regarding extension of Blackout Period.